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                                                                   Exhibit 23(a)


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated June 2, 1998 included in this Form 10-K, into Superior TeleCom Inc.'s previously filed Registration Statement
File No. 333-16705.


Arthur Andersen LLP


Atlanta, Georgia
July 24, 1998